UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                 December 13, 2002
------------------------------------------------
Date of Report (Date of earliest event reported)



                              PEOPLES BANCORP INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     0-16772
                            ------------------------
                            (Commission File Number)



                     OHIO                                 31-0987416
----------------------------------------------       -------------------
(State or other jurisdiction of incorporation)       (IRS Employer
                                                      Identification No.)


        138 Putnam Street, Marietta, Ohio                45750
     ----------------------------------------          ----------
     (Address of principal executive offices)          (Zip Code)



                                 (740) 373-3155
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events and Regulation FD Disclosure.
--------------------------------------------------

         On June 13, 2002, Peoples Bancorp Inc. (the "Company") entered into a Loan Agreement (the "Loan Agreement") by and between the Company, as Borrower, and First Tennessee Bank National Association ("First Tennessee"), as Lender. Pursuant to the Loan Agreement, the Company obtained a $17 million short-term loan (the "Loan") to provide initial funding for the Company's acquisition of First Colony Bancshares, Inc. on June 14, 2002, as previously disclosed in the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2002 and September 30, 2002. The Loan is evidenced by a Promissory Note dated June 13, 2002 (the "Note"). The Loan Agreement and the Note are filed with this Form 8-K as Exhibits 10.1 and 10.2, respectively.

           The Loan matures on June 12, 2003, and may be prepaid in whole or in part at any time without penalty or premium. The Loan bears interest at a variable rate, which currently is 2.91% effective as of December 11, 2002. The Loan Agreement contains limitations on indebtedness, dividends, capital expenditures, the relocation of the Company's principal office and significant corporate changes involving the Company or its subsidiary, Peoples Bank, National Association (the "Bank"), including mergers, acquisitions, reorganizations and sales or transfers of all or a substantial portion of the assets of the Company or any of its subsidiaries. The Loan Agreement also contains limitations on the Bank's non-performing loans as a percent of gross loans. The Loan Agreement contains financial covenants requiring the Company to maintain a minimum annualized return on total average assets, and covenants requiring the Company and the Bank to maintain minimum capital levels and adequate loan loss reserves.

         The Loan is secured by a Commercial Pledge Agreement (the "Pledge Agreement"), dated June 13, 2002, between the Company and First Tennessee, pursuant to which the Company has pledged 35% of its common shares in the Bank. The Pledge Agreement is filed with this Form 8-K as Exhibit 10.3.

Item 7.  Financial Statements and Exhibits.
------------------------------------------

         (a) and (b) Not applicable.

         (c) Exhibits:
             --------

Exhibit No.      Description
-----------      ----------------------------------------------------------
   10.1          Loan Agreement, dated as of June 13, 2002, by and between
                 Peoples Bancorp Inc., as Borrower, and First Tennessee Bank
                 National Association, as Lender

   10.2 Promissory Note executed by Peoples Bancorp Inc., as Maker, in the principal amount of $17,000,000 dated June 13, 2002

   10.3 Commercial Pledge Agreement, dated as of June 13, 2002, between Peoples Bancorp Inc. and First Tennessee Bank National Association




                  [Remainder of page intentionally left blank;
                          signature on following page.]

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PEOPLES BANCORP INC.


Dated: December 13, 2002         By: /s/ Gary L. Kriechbaum
                                         ------------------
                                         Gary L. Kriechbaum
                                         Controller

                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated December 13, 2002

                              Peoples Bancorp Inc.


Exhibit No.      Description
-----------      ----------------------------------------------------------
   10.1          Loan Agreement, dated as of June 13, 2002, by and between
                 Peoples Bancorp Inc., as Borrower, and First Tennessee Bank
                 National Association, as Lender

   10.2 Promissory Note executed by Peoples Bancorp Inc., as Maker, in the principal amount of $17,000,000 dated June 13, 2002

   10.3 Commercial Pledge Agreement, dated as of June 13, 2002, between Peoples Bancorp Inc. and First Tennessee Bank National Association